Exhibit 99.1

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

Independent Auditor’s Report

and Financial Statements

For the Years Ended December 31, 2013 and 2012

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

Independent Auditor’s Report

and Financial Statements

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders

Apollo Medical Holdings Inc.

Glendale, California

We have audited the accompanying financial statements of the Southern California Heart Centers, a Medical Corporation (the Company) in California, which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southern California Heart Centers, a Medical Corporation, as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Subsequent Event

As discussed in Note 9 to the financial statements, on July 22, 2014, the Company sold all the outstanding shares of the Company. Our opinion is not modified with respect to that matter.

/s/ Macias Gini & O’Connell LLP

Newport Beach, CA

October 6, 2014

1

This page left blank intentionally.

2

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

BALANCE SHEETS

December 31, 2013 and 2012

	2013	2012
Assets:
Current assets:
Cash	$370,227	$219,035
Accounts receivable, net of allowance of
$56,376 and $49,516 at December 31, 2013 and 2012, respectively	708,985	663,029
Prepaid expenses	122,236	121,030
Due from affiliate	67,714	1,644
Employee advances	15,577	35,365

Total current assets	1,284,739	1,040,103

Property and equipment, net	737,537	1,172,524

Other assets:
Due from affiliate, less current portion	-	67,714
Deposit	5,770	5,770

Total assets	$2,028,046	$2,286,111

Liabilities:

Current liabilities:
Accounts payable and accrued expenses	$86,870	$170,210
Line of credit	-	150,000
Notes payable	271,010	464,588
Other liabilities	10,961	9,870

Total current liabilities	368,841	794,668

Notes payable, less current portion	850,769	878,676
Note payable - shareholder	80,000	80,000

Total liabilities	1,299,610	1,753,344

Stockholders' Equity:

Common stock; no par value:
Class A, 100,000 shares authorized, 10,000 shares issued and outstanding	10,000	10,000
Class B, 100 shares authorized, 20 shares issued and outstanding	-	-
Additional Paid-in Capital	150,000	-
Retained earnings	568,436	522,767

Total stockholders' equity	728,436	532,767

Total liabilities and stockholders' equity	$2,028,046	$2,286,111

See accompanying notes to financial statements.

3

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2013 and 2012

	2013	2012
Revenues:
Patient fees	$6,003,783	$5,750,677
Billing adjustments and refunds	(183,048)	(127,280)

Patient fees, net	5,820,735	5,623,397
Other operating revenues	76,777	63,473

Net revenues	5,897,512	5,686,870

Operating expenses:
Cost of services	5,017,629	4,991,324
General and administrative expenses	242,402	268,603
Depreciation and amortization	508,778	641,891

Operating expenses	5,768,809	5,901,818

Income from operations	128,703	(214,948)

Interest expense, net	(82,234)	(104,229)

Income (loss) before provision for state income tax	46,469	(319,177)

Provision for state income taxes	(800)	(800)

Net income (loss)	$45,669	$(319,977)

See accompanying notes to financial statements.

4

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

For the Years Ended December 31, 2013 and 2012

	Common Stock
	Class A		Class B		Additional
	Shares	Amount	Shares	Amount	Paid-in Capital	Retained Earnings	Total

Balance, January 1, 2012	9,978	$10,000	22	$-	$-	$1,220,633	$1,230,633
Share issuance/cancellation
on January 31, 2012	22	-	(2)	-	-	-	-
Net loss	-	-	-	-	-	(319,977)	(319,977)
Distributions	-	-	-	-	-	(377,889)	(377,889)
Balance, December 31, 2012	10,000	10,000	20	-	-	522,767	532,767
Capital contribution	-	-	-	-	150,000	-	150,000
Net income	-	-	-	-	-	45,669	45,669

Balance, December 31, 2013	10,000	$10,000	20	$-	$150,000	$568,436	$728,436

See accompanying notes to financial statements.

5

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2013 and 2012

	2013	2012
Cash flows from operating activities:
Net income (loss)	$45,669	$(319,977)
Adjustment to reconcile net income (loss) to
net cash provided by operating activities:
Depreciation and amortization	508,778	641,891
Provision for medical billing adjustments	175,353	125,795
Changes in assets and liabilities:
Accounts receivable	(221,309)	(206,595)
Prepaid expenses and employee advances	18,582	(42,147)
Due from affiliate	1,644	(69,358)
Deposits	-	2,393
Accounts payable and accrued expenses	(83,340)	124,720
Other liabilities	1,091	(83,790)

Total adjustments	400,799	492,909

Net cash provided by operating activities	446,468	172,932

Cash flows from investing activities:
Repayment of loan to affiliate	-	141,679
Purchases of property and equipment	(73,791)	(108,945)

Net cash (used for) provided by investing activities	(73,791)	32,734

Cash flows from financing activities:
Proceeds from line of credit	-	150,000
Distribution to shareholder	-	(377,889)
Contribution in capital	150,000	-
Payments on notes payable	(371,485)	(327,073)

Net cash used for financing activities	(221,485)	(554,962)

Net increase in cash and cash equivalents	151,192	(349,296)

Cash, at beginning of year	219,035	568,331

Cash, at end of year	$370,227	$219,035

Other cash flow information:
Cash paid during the year for:
Interest paid	$82,234	$104,229
Income taxes paid	800	800

Non-cash financing activity:
Conversion of line of credit to note payable	150,000	-

See accompanying notes to financial statements.

6

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 and 2012

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

Southern California Heart Centers (Company) was established in 1997 and provides cardiac clinic care and diagnostic testing. The Company has three locations: San Gabriel, Los Angeles and Industry. The Company also owns and operates Synergy Imaging Center offering patients magnetic resonance imaging (MRI), computed tomography scanning, ultrasound, digital x-ray imaging, and nuclear imaging.

Accounts Receivables

Trade accounts receivable is recorded net of an allowance for medical billing adjustments. The allowance is estimated from historical collections experience and projections of trends.

Statement of Cash Flows

For the purposes for the statement of cash flows, the Company considers all short-term investments with a maturity of three months or less to be cash equivalents.

Revenue Recognition

Fee-for-service revenue represents revenue earned under contracts in which the Company bills and collects the professional component of charges for medical services rendered by the Company’s contracted and employed physicians. Under the fee-for-service arrangements, the Company bills patients for services provided and receives payment from patients or their third-party payers. Fee-for-service revenue is reported net of contractual allowances and policy discounts. All services provided are expected to result in cash flows and are therefore reflected as net revenue in the financial statements.

The Company has contracts with various individual practice associations and health maintenance organizations (HMO), preferred provider organizations (PPO), Medicare, and Medi-Cal. Revenues are reduced for contractual adjustments at the time of recognition for contracts the Company has with third-party payors and at the time of payment for those third-party payors that do not have a contract with the Company. For private pay patients, bad debt expense is recognized based on historical collection ratios.

The recognition of net fee-for-service revenue (gross charges less contractual allowances and bad debt) is dependent on such factors as proper completion of medical charts following a patient visit, the forwarding of such charts to the Company’s billing center for medical coding and entering into the Company’s billing system and the verification of each patient’s submission or representation at the time services are rendered as to the payor(s) responsible for payment of such services. Revenue is recorded based on the information known at the time of entering of such information into the Company’s billing systems.

7

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 and 2012

Other income is primarily incentive payments received by the Company from the Center for Medicare and Medicaid Services for its demonstration of meaningful use every year. Incentive payments are recognized upon demonstration of meaningful use and receipt of incentives.

Property, Equipment and Depreciation

Property and equipment are stated at cost, less accumulated depreciation. Routine repairs and maintenance are charged to expense. Depreciation is provided by using the straight-line method based upon the following estimated useful asset lives:

Years
Office furniture, fixtures, computers and software	5-7
Medical equipment	5-7
Leasehold improvements	39

Advertising

The Company expenses advertising costs as they are incurred. Advertising expense for the years ended December 31, 2013 and 2012 was $38,956 and $114,999, respectively.

Income Taxes

The Corporation has elected to be taxed under the provisions of Subchapter “S” of the Internal Revenue Code. Under these provisions, the Corporation does not pay Federal or state corporate taxes. Therefore, no provisions of income taxes have been recorded in these financial statements. Instead, the stockholders are liable for individual Federal and state income taxes on their respective shares of the Corporation’s income, even though this income is not distributed. In addition to income taxes to stockholders, for California state tax purposes, an S corporation is taxed at the higher of 1.5% of taxable income or a minimum tax.

Uncertainty in Income Taxes

The Company recognizes tax benefits only to the extent that the Company believes it is "more likely than not" that its tax positions will be sustained upon examination by taxing authorities. The Company has not been examined by taxing authorities. However, the Company's tax returns are generally still open for examination by tax authorities for three years after they are filed. Management believes that all of its tax positions will be sustained if examined by taxing authorities, therefore no additional tax liabilities or related penalties and interest due to uncertain tax positions have been recorded.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

8

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 and 2012

New Pronouncements

In October 2012, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2012-04, Technical Corrections and Improvements. The amendments in this update cover a wide range of topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update were effective for the Company on January 1, 2013. The adoption of ASU 2012-04 did not have a material impact on the financial position or results of operations of the Company.

In March 2014, the FASB issued ASU No 2014-07, Consolidation (Topic 810) - Applying Variable Interest Entities Guidance to Common Control Leasing Arrangements. The new accounting standard allows a private company to elect, when certain conditions exist, not to apply the variable interest entity guidance to a lessor under common control.  Instead the private company would make certain disclosures about the lessor and leasing arrangement. Application of this statement is effective for the year ending December 31, 2015. The Company is currently evaluating the impact this pronouncement will have on its financial statements.

In May 2014, the FASB issued ASU No 2014-09, Revenue with Contracts from Customers (Topic 606). The new accounting standard develops a common revenue standard that will remove inconsistencies and weaknesses in revenue requirements, provide a more robust framework for addressing revenue issues, improve comparability of revenue recognition practices, provide more useful information to users of financial statements and simplify the preparation of financial statements.  Application of this statement is effective for the year ending December 31, 2018. The Company is currently evaluating the impact this pronouncement will have on its financial statements.

Note 2.	CONCENTRATION OF CREDIT RISK

For the years ended December 31, 2013 and 2012, the Company’s payor mix consisted of the following:

	2013		2012
	Net Revenues	Accounts Receivable	Net Revenues	Accounts Receivable

IPA/HMO/PPO	46.6%	37.4%	41.4%	43.1%
Medicare	41.2%	21.7%	47.2%	18.1%
Medi-Cal	3.9%	8.7%	4.9%	8.2%
Patient Pay	8.3%	32.2%	6.5%	30.6%

At December 31, 2013 and 2012, the Company had cash deposits with financial institutions that exceeded the Federal Deposit Insurance Corporation (FDIC) limits in the amounts of $116,336 and $0, respectively.

9

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 and 2012

Note 3.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31:

	2013	2012

Computer equipment and software	$113,189	$107,274
Furniture and fixtures	48,094	86,923
Medical equipment	2,046,219	4,151,189
Leasehold improvements	383,420	357,650
	2,590,922	4,703,036
Less accumulated depreciation	(1,853,385)	(3,530,512)

Property and equipment, net	$737,537	$1,172,524

Depreciation for the years ended December 31, 2013 and 2012, was $508,778 and $641,891, respectively.

Note 4.	LINE OF CREDIT

In October 2012, the Company entered into a $250,000 revolving line of credit. The line of credit bears interest at the bank's adjusted prime rate, plus 1% and will be no less than 5%. The rate at December 31, 2012, was 5%. The line is secured by substantially all assets of the Company and is personally guaranteed by its majority shareholder. The outstanding balance as of December 31, 2012 was $150,000. In 2013, the line of credit was converted to a term loan (See Note 5).

In November 2013, the Company entered into a $50,000 revolving line of credit. The line of credit bears interest at the bank's adjusted prime rate, plus 1% and will be no less than 5%. The rate at December 31, 2012, was 5%. The line is secured by substantially all assets of the Company, is personally guaranteed by its majority shareholder and a term life insurance of the majority shareholder. The line matures in November 2014. The outstanding balance on the line of credit was $0 at December 31, 2013. The Company terminated the line of credit on July 16, 2014.

Note 5.	NOTES PAYABLE

In August 2006, the Company entered into a $1,720,000 loan with a financial institution to purchase medical imaging equipment. The loan requires monthly principal and interest payments of $25,553 and matured in September 2013. The loan is secured by the purchased equipment and substantially all of the Company’s assets and is personally guaranteed by the Company’s majority shareholder. The interest rate is fixed at 7%. The outstanding balance of the loan at December 31, 2012, was $246,714 and was fully paid off in 2013.

10

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 and 2012

In December 2007, the Company entered into a $1,119,537 loan with a financial institution to purchase medical imaging equipment. The note requires monthly principal and interest payments of $13,069 and matures in October 2017. The loan is secured by the purchased equipment and is personally guaranteed by the Company’s majority shareholder. The interest rate is fixed at 6.89%. The outstanding balances of the loan at December 31, 2013 and 2012, were $534,500 and $649,595, respectively.

In July 2009, the Company entered into a $654,000 loan with a financial institution to purchase medical imaging equipment. The loan requires monthly payments of $7,494 in principal, interest and fee payments and matures in March 2018. The loan is secured by the purchased equipment and is personally guaranteed by the Company’s majority shareholder. The interest is fixed 5.52%. The outstanding balance of the loan at December 31, 2013 and 2012, was of $343,770 and 407,914, respectively.

In February 2012, the Company entered into an $80,000 loan with a shareholder. The loan is payable in full on the maturity date of January 31, 2020. Interest is accrued annually at 1.24% and paid to shareholder.

In November 2013, the Company converted the 2012 line of credit to a term loan with a financial institution. The loan is secured by substantially all assets of the Company, is personally guaranteed by its majority shareholder and a term life insurance of the majority shareholder. The loan requires monthly payments of $7,445 in principal and interest and matures on November 15, 2016. The interest rate is fixed at 4.5%. The outstanding balance at December 31, 2013 was $243,508.

Included in the notes payable balance is a capital lease totaling $39,041. This amount was paid in full 2013. As the amount of the capital lease is not material the Company has not provided additional disclosure regarding this lease.

The following is a summary of principal maturities of notes payable during the next five years:

2014	$271,010
2015	287,489
2016	297,556
2017	217,000
2018	48,724
Thereafter	80,000
1,201,779
Less: Current maturities	271,010
Long-term debt	$930,769

11

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 and 2012

Note 6.	RELATED PARTY TRANSACTIONS

The majority shareholder of the Company is also the sole shareholder of a related entity, which leases office space to the Company.   At December 31, 2013 and 2012, the Company was the guarantor of debt of the related entity. The amount of the guarantee was $3,349,672 and $3,508,390 as of December 31, 2013 and 2012, respectively.

The term of the lease is for twenty-one years, ending August 2027. Rent is fixed at $43,870 per month with the lessee responsible for insurance, taxes, utilities, repairs and maintenance. The Company has evaluated its relationship with the related entity in accordance with ASC 810-10 and determined that the related entity does not constitute a variable interest entity

The Company had an outstanding receivable due from the related entity related to reimbursable costs incurred by the Company for building improvements. The outstanding balances at December 31, 2013 and 2012 were $67,714 and $69,358, respectively. Rent expense was $526,440 for each of the years ended December 31, 2013 and 2012.

Note 7.	RETIREMENT PLAN

The Company has a 401k safe harbor profit-sharing plan covering substantially all of its employees. The required Company contributions to the plan are limited to 3% of the employees’ annual compensation. The plan covers all eligible employees who are twenty-one years old and completed one year of service. The employees are fully vested after six-years with twenty percent vesting increment annually after the first year.

The contributions for the years ended December 31, 2013 and 2012 were $60,258 and $48,308, respectively.

Note 8.	STOCKHOLDERS EQUITY

The Company has two classes of common stock: Class A and Class B. The Class A and B shares have similar terms except for voting rights. Shareholders of Class B common stock have exclusive voting rights on all matters requiring the vote of the shareholders, including without limitation the election of directors. Shareholders of Class A common stock have no voting rights, except as provided by law.

12

SOUTHERN CALIFORNIA HEART CENTERS,

A MEDICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 and 2012

Note 9.	SUBSEQUENT EVENTS

On July 22, 2014, all of the Company’s outstanding shares were acquired by an entity controlled by the chief executive officer of Apollo Medical Holdings, Inc. (Affiliate).The Buyer acquired all of the outstanding shares of capital stock of the Company. The sole physician shareholder of the Buyer is the Chief Executive Officer of Apollo Medical Holdings, Inc. (Affiliate). The shares of the Company were acquired from the Sellers. The purchase price for the shares was (i) $2,000,000 in cash, (ii) $362,646 to pay off and discharge certain indebtedness of the Company, (iii) warrants to purchase up to 1,000,000 shares of the Affiliate’s common stock at an exercise price of $1.00 per share and (iv) a contingent amount of up to $1,000,000 payable, if at all, in cash.

Management has evaluated disclosure for subsequent events through October 6, 2014 which is the date of the financial statements.

13

This page left blank intentionally.

14